EXHIBIT 21.0
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                   SUBSIDIARIES OF NEXEN AS AT JANUARY 1, 2005

CANADIAN NEXEN PETROLEUM EAST AL HAJR LTD.
(formerly Canadian Nexen Petroleum Al Hajr Ltd.)
(formerly Nexen No. 2 Ltd.)
Incorporated pursuant to the laws of Alberta

CANADIAN NEXEN PETROLEUM YEMEN
(formerly Canadian Occidental Petroleum Yemen)
A partnership doing business in Yemen

CANADIAN NEXEN YEMEN LTD.
(formerly Canadian Petroleum No. 5 Ltd.)
Incorporated pursuant to the laws of Alberta

CANADIAN PETROLEUM ECUADOR LIMITED
Incorporated pursuant to the laws of Jersey

CANADIAN PETROLEUM VIETNAM LTD.
Incorporated pursuant to the laws of Barbados

CANADIAN PETROLEUM YEMEN LIMITED
Incorporated pursuant to the laws of Jersey

CANADIANOXY OFFSHORE PRODUCTION CO.
Incorporated pursuant to the laws of Delaware

ICH CAPITAL MANAGEMENT HUNGARY LIMITED LIABILITY COMPANY (HUNGARY) Incorporated pursuant to the laws of Hungary

ICM ASSURANCE LTD.
Incorporated pursuant to the laws of Barbados

INTERNATIONAL CAPITAL CORPORATION LTD.
Incorporated pursuant to the laws of Barbados

INTERNATIONAL CAPITAL HOLDINGS LIMITED
Incorporated pursuant to the laws of Malta

LONG LAKE FINANCE MANAGEMENT LTD.
Incorporate pursuant to the laws of Alberta

LONG LAKE SYNTHETIC CRUDE MANAGEMENT COMPANY LTD.
Incorporated pursuant to the laws of Alberta

NEXEN CANADA NO. 1
A partnership formed pursuant to the laws of Alberta

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NEXEN CANADA NO. 2
A partnership formed pursuant to the laws of Alberta

NEXEN CANADA NO. 3
A partnership formed pursuant to the laws of Alberta

NEXEN CANADA NO. 4
A partnership formed pursuant to the laws of Alberta

NEXEN CANADA NO. 5
A partnership formed pursuant to the laws of Alberta

NEXEN CANADA NO. 6
A partnership formed pursuant to the laws of Alberta

NEXEN CHEMICALS (B.C.) LTD.
(formerly CanadianOxy Chemicals Ltd.)
Incorporated pursuant to the laws of British Columbia

NEXEN CHEMICALS CANADA LIMITED PARTNERSHIP
(formerly CXY Chemicals Canada Limited Partnership)
A partnership formed pursuant to the laws of British Columbia

NEXEN CHEMICALS CANADA LTD.
(formerly CXY Chemicals Canada Ltd.)
Incorporated pursuant to the laws of Alberta

NEXEN CHEMICALS HOLDINGS INTERNATIONAL LIMITED
(formerly CanadianOxy Chemicals Holdings Limited)
Incorporated pursuant to the laws of Jersey

NEXEN CHEMICALS HOLDINGS U.S.A. INC.
(formerly CXY Energy Services Inc.)
Incorporated pursuant to the laws of Delaware

NEXEN CHEMICALS U.S.A.
(formerly CXY Chemicals U.S.A.)
A partnership formed pursuant to the laws of Delaware

NEXEN CHEMICALS U.S.A. INC.
(formerly CXY Chemicals U.S.A. Inc.)
Incorporated pursuant to the laws of Delaware

NEXEN E & P SERVICES NIGERIA LIMITED
(formerly CXY Nigeria E & P Services Limited)
Incorporated pursuant to the laws of Nigeria

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NEXEN ENERGY HOLDINGS INTERNATIONAL LIMITED
(formerly Canadian Petroleum International Holdings Limited)
Incorporated pursuant to the laws of Jersey

NEXEN ENERGY SERVICES INTERNATIONAL LTD.
(formerly Canadian Petroleum International Ltd.)
Incorporated pursuant to the laws of the United Kingdom

NEXEN ETTRICK U.K. LIMITED
(formerly EnCana (Ettrick) Limited)
Incorporated pursuant to the laws of the United Kingdom

NEXEN EXPLORATION U.K. LIMITED
(formerly EnCana Exploration (U.K.) Limited)
Incorporated pursuant to the laws of the United Kingdom

NEXEN FIELD SERVICES NIGERIA LIMITED
(formerly CXY Field Services Nigeria Limited)
Incorporated pursuant to the laws of Nigeria

NEXEN HOLDINGS U.S.A. INC.
(formerly CanadianOxy Holdings Inc.)
Incorporated pursuant to the laws of Delaware

NEXEN HOLDINGS WEST AFRICA LIMITED
(formerly Canadian Petroleum West Africa Holdings Limited)
Incorporated pursuant to the laws of Jersey

NEXEN INC.
(formerly Canadian Occidental Petroleum Ltd.)
Incorporated pursuant to the laws of Canada

NEXEN MARKETING
(formerly CXY Energy Marketing)
A partnership formed pursuant to the laws of Alberta

NEXEN MARKETING INTERNATIONAL LTD.
(formerly CanadianOxy International Marketing Ltd.)
Incorporated pursuant to the laws of Barbados

NEXEN MARKETING SINGAPORE PTE LTD.
Incorporated pursuant to the laws of Singapore

NEXEN MARKETING U.S.A. INC.
(formerly CXY Energy Marketing (U.S.A.) Inc.)
Incorporated pursuant to the laws of Delaware

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NEXEN NO. 6 LTD.
Incorporated pursuant to the laws of Alberta

NEXEN OF CALIFORNIA, INC.
(formerly Canadian Occidental of California, Inc.)
Incorporated pursuant to the laws of Delaware

NEXEN OIL AND GAS U.S.A. INC.
(formerly Wascana Oil and Gas, Inc.)
Incorporated pursuant to the laws of Wyoming

NEXEN OILFIELD SERVICES NIGERIA LTD.
(formerly CXY Nigeria Oilfield Services Ltd.)
Incorporated pursuant to the laws of Barbados

NEXEN PETROLEUM AUSTRALIA PTY LIMITED
(formerly Canadian Petroleum Australia (Operations) Pty Limited)
Incorporated pursuant to the laws of Australia

NEXEN PETROLEUM CANADA
(formerly Wascana Energy Partnership)
A partnership formed pursuant to the Laws of Saskatchewan

NEXEN PETROLEUM CAPITAL MANAGEMENT U.S.A. INC.
(formerly CXY Energy Financial Services Inc.)
Incorporated pursuant to the laws of Delaware

NEXEN PETROLEUM COLOMBIA LIMITED
(formerly Canadian Petroleum Colombia Limited)
Incorporated pursuant to the laws of Jersey

NEXEN PETROLEUM DO BRASIL LTDA.
Incorporated pursuant to the laws of Brazil

NEXEN PETROLEUM EQUATORIAL GUINEA LIMITED
Incorporated pursuant to the laws of Jersey

NEXEN PETROLEUM EXPLORATION AND PRODUCTION NIGERIA LIMITED
(formerly Canadian Petroleum Nigeria Exploration and Production Limited) Incorporated pursuant to the laws of Nigeria

NEXEN PETROLEUM HOLDINGS AUSTRALIA PTY LIMITED
(formerly Canadian Petroleum Australia (Holdings) Pty Limited)
Incorporated pursuant to the laws of Australia

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NEXEN PETROLEUM HOLDINGS U.S.A. INC.
(formerly CXY Energy Holdings Inc.)
Incorporated pursuant to the laws of Delaware

NEXEN PETROLEUM INTERNATIONAL LTD.
(formerly Canadian Petroleum Ltd.)
Incorporated pursuant to the laws of Alberta

NEXEN PETROLEUM INTERNATIONAL (U.S.A.) INC.
Incorporated pursuant to the laws of Delaware

NEXEN PETROLEUM LIBYA LTD.
(formerly Nexen No. 5 Ltd.)
Incorporated pursuant to the laws of Alberta

NEXEN PETROLEUM NIGERIA LIMITED
(formerly Canadian Petroleum Nigeria Limited)
Incorporated pursuant to the laws of Nigeria

NEXEN PETROLEUM NIGERIA OFFSHORE LTD.
(formerly Canadian Petroleum No. 6 Ltd.)
Incorporated pursuant to the laws of Alberta

NEXEN PETROLEUM NORTH AFRICA LIMITED
(formerly Canadian Petroleum North Africa Holdings Limited)
Incorporated pursuant to the laws of Jersey

NEXEN PETROLEUM OFFSHORE EQUATORIAL GUINEA LTD.
(formerly Nexen No. 4 Ltd.)
Incorporated pursuant to the laws of Alberta

NEXEN PETROLEUM OFFSHORE SYSTEMS U.S.A. INC.
(formerly CXY Energy Offshore Systems Inc.)
Incorporated pursuant to the laws of Delaware

NEXEN PETROLEUM OFFSHORE U.S.A. INC.
(formerly CXY Energy Offshore Inc.)
Incorporated pursuant to the laws of Delaware

NEXEN PETROLEUM OPERATIONS YEMEN LIMITED
(formerly Canadian Petroleum Yemen Operations Company  Ltd.)
(formerly Nexen Petroleum Operations Yemen Ltd. incorporated pursuant to the laws of Bermuda)
(Continued from Bermuda to Jersey - December 2, 2002)

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NEXEN PETROLEUM SALES U.S.A. INC.
(formerly CXY Energy Marketing Inc.)
Incorporated pursuant to the laws of Texas

NEXEN PETROLEUM U.K. HOLDINGS LIMITED
Incorporated pursuant to the laws of the United Kingdom

NEXEN PETROLEUM U.K. LIMITED
(formerly EnCana (U.K.) Limited)
Incorporated pursuant to the laws of the United Kingdom

NEXEN PETROLEUM U.S.A. INC.
(formerly CXY Energy Inc.)
Incorporated pursuant to the laws of Delaware

NEXEN QUIMICA BRASIL LTDA.
(formerly CXY Chemicals Brasil Ltda.)
Incorporated pursuant to the laws of Brazil

NEXEN SERVICES JERSEY LIMITED
(formerly Canadian Petroleum Jersey Limited)
Incorporated pursuant to the laws of Jersey

WASCANA ENERGY 2001 LTD.
Incorporated pursuant to the laws of Saskatchewan